UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  November 30, 2006
                                                       -------------------------

                         PREMIERE GLOBAL SERVICES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Georgia
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                 (State or Other Jurisdiction of Incorporation)

           001-13577                               59-3074176
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     (Commission File Number)              (IRS Employer Identification No.)

3399 Peachtree Road, NE, Suite 700, Atlanta, Georgia                    30326
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(Address of Principal Executive Offices)                             (Zip Code)

                                  404-262-8400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

         On December 5, 2006, we announced that Jeffrey A. Allred will step down as our Chief Investment Officer and will become an outside consultant on January 1, 2007, the expiration date of the term of his Fourth Amended and Restated Executive Employment Agreement dated April 15, 2005, effective as of January 1, 2005, as amended by that certain First Amendment dated as of September 15, 2006. On November 30, 2006, we delivered a notice of non-renewal in accordance with the terms of his employment agreement. Mr. Allred will also resign as a director at the end of his employment term. A copy of the press release issued in connection with the matters addressed in Item 5.02 is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01  Regulation FD Disclosure.

         On December 5, 2006, we issued a press release that included our expectation of financial performance in 2007. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

         In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in this Item 7.01 is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


Item 9.01. Financial Statements and Exhibits

       (d) Exhibits

  Exhibit No.                             Description
---------------      -----------------------------------------------------------

     99.1            Press Release, dated December 5, 2006.

     99.2            Press Release, dated December 5, 2006.


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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PREMIERE GLOBAL SERVICES, INC.



Date:  December 5, 2006             /s/ Michael E. Havener
                                    --------------------------------------------
                                    Michael E. Havener
                                    Chief Financial Officer
                                    (principal financial and accounting officer)


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

                                INDEX TO EXHIBITS


  Exhibit No.                             Description
---------------      -----------------------------------------------------------

     99.1            Press Release, dated December 5, 2006.

     99.2            Press Release, dated December 5, 2006.